SHORT-TERM PREPAYMENTS AND OTHER RECEIVABLES (Tables)	12 Months Ended
Dec. 31, 2023
SHORT-TERM PREPAYMENTS AND OTHER RECEIVABLES
Schedule of short term prepayments and other receivables

	As of December 31,
	2022	2023	2023
	VND million	VND million	USD
Financial assets:
Cash collateral to support Standby letter of credit issuances and other financial assets (i)	808,518	358,883	15,037,417
Short-term restricted cash	—	96,446	4,041,146
Subtotal	808,518	455,329	19,078,563
Non-financial assets:
Valued added tax deductible	4,697,711	5,807,909	243,354,940
Import tax to be refunded	604,755	592,559	24,828,585
Other receivables	12,697	9,245	387,371
Other prepaid expenses	333,488	364,433	15,269,966
Subtotal	5,648,651	6,774,146	283,840,862
TOTAL	6,457,169	7,229,475	302,919,425
(i)	This mainly comprises deposit for lease contracts and secured deposit held in designated bank accounts for being pledged for autonomous vehicle manufacturing surety bonds issued by counterparty.